UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 31, 2013

GS Mortgage Securities Trust 2013-GC13
(Exact name of issuing entity)

GS Mortgage Securities Corporation II
(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
(Exact name of sponsors as specified in their charters)

Delaware	333-171508-07	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On July 31, 2013, GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2013 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, and U.S. Bank National Association, as trustee and certificate administrator, of GS Mortgage Securities Trust 2013-GC13, Commercial Mortgage Pass-Through Certificates, Series 2013-GC13 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class X-A Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class A-S, Class B, Class PEZ, Class C, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $933,756,000, were sold to Goldman, Sachs & Co. (“GS&Co.”), Citigroup Global Markets Inc. (“Citigroup”), Drexel Hamilton, LLC (“Drexel”) and RBS Securities Inc. (“RBS”, and collectively with GS&Co., Citigroup and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of July 17, 2013 (the “Underwriting Agreement”), among the Depositor and the Underwriters. GS&Co. and Citigroup are acting as the co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated July 10, 2013, as supplemented by the Prospectus Supplement, dated July 19, 2013, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $400,182,540, were sold to GS&Co., Citigroup, Drexel and RBS  (collectively, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of July 17, 2013, between the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2013-GC13 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 67 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 98 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2013 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2013 the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, and (iii) Starwood Mortgage Funding I LLC (“Starwood”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2013 (together with the GSMC Mortgage Loan Purchase Agreement and the CGMRC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and Starwood.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GSMC, CGMRC and Starwood.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $7,190,192, were approximately $1,290,634,673.  Of the expenses paid by the Depositor, approximately $1,439,919 were paid directly to affiliates of the Depositor, $1,951,907 in the form of fees were paid to the Underwriters and the Initial Purchasers, $150,000 were paid to or for the

Underwriters and the Initial Purchasers, and $5,088,284 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement attached as an exhibit to this Form 8-K.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus Supplement, dated July 19, 2013 to the Prospectus, dated July 10, 2013.  The related registration statement (file no. 333-171508) was originally declared effective on June 30, 2011.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.               Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of July 17, 2013, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC and RBS Securities Inc., as underwriters.

Exhibit 4
Pooling and Servicing Agreement, dated as of July 1, 2013, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, and U.S. Bank National Association, as trustee and certificate administrator.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 31, 2013.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 31, 2013 (included as part of Exhibit 5).

Exhibit 10.1
Mortgage Loan Purchase Agreement, dated as of July 1, 2013, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.

Exhibit 10.2
Mortgage Loan Purchase Agreement, dated as of July 1, 2013, between Citigroup Global Markets Realty Corp. and GS Mortgage Securities Corporation II, pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to the depositor.

Exhibit 10.3
Mortgage Loan Purchase Agreement, dated as of July 1, 2013, between Starwood Mortgage Funding I LLC and GS Mortgage Securities Corporation II, pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to the depositor.

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated July 31, 2013 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2013		GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ J. Theodore Borter
Name: J. Theodore Borter
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of July 17, 2013, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC and RBS Securities Inc., as underwriters.

(E)
4
Pooling and Servicing Agreement, dated as of July 1, 2013, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, and U.S. Bank National Association, as trustee and certificate administrator.

(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 31, 2013.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 31, 2013 (included as part of Exhibit 5).	(E)
10.1
Mortgage Loan Purchase Agreement, dated as of July 1, 2013, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.

(E)
10.2
Mortgage Loan Purchase Agreement, dated as of July 1, 2013, between Citigroup Global Markets Realty Corp. and GS Mortgage Securities Corporation II, pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to the depositor.

(E)
10.3
Mortgage Loan Purchase Agreement, dated as of July 1, 2013, between Starwood Mortgage Funding I LLC and GS Mortgage Securities Corporation II, pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to the depositor.

(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated July 31, 2013 (included as part of Exhibit 5).	(E)